Exhibit 10.8

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE
This CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE (the “Agreement”), effective as of September 30, 2022 (the “Effective Date”), is made by and between Novavax, Inc. (“Novavax”) on the one hand, and FUJIFILM Diosynth Biotechnologies UK Limited (“FDBK”), FUJIFILM Diosynth Biotechnologies Texas, LLC (“FDBT”), and FUJIFILM Diosynth Biotechnologies USA, Inc. (“FDBU”), on the other. FDBK, FDBT and FDBU shall individually and/or collectively, as the context requires, be referred to herein as “Fujifilm”. Novavax and Fujifilm are referred to herein together, as the “Parties,” and each, as a “Party.”
RECITALS
WHEREAS, Novavax and Fujifilm are parties to a Master Services Agreement dated June 20, 2020 and associated statements of work (collectively, the “MSA”) and a Commercial Supply Agreement dated August 20, 2021 (“CSA”), both of which have been modified by amendments and change orders and pursuant to which Fujifilm provides manufacturing and other agreed upon services to Novavax;
WHEREAS, Novavax instructed Fujifilm to stop manufacturing activities at FDBT and the parties have since agreed to terminate all manufacturing activity at FDBT under the CSA;
WHEREAS, the Parties disagree about the amount due to Fujifilm under the CSA in connection with the termination of services and cancellation of batches forecasted to be manufactured at FDBT;
WHEREAS, this Agreement is intended to resolve the disagreements of the Parties regarding the amounts due under the CSA in connection with the termination of services at FDBT;
NOW, THEREFORE, in consideration of the promises and the mutual covenants of the Parties herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Recitations. The above recitals are true and correct and are incorporated herein by reference.
2.Non-Admission of Liability. The Parties understand and agree that this is a compromise and settlement of disputed claims. Each of the Parties specifically denies any liability or wrongdoing whatsoever on their part. Nothing in this Agreement shall constitute or be construed as an admission of liability on behalf of the Parties or their agents, affiliates, assigns, parents, subsidiaries, and/or successors, or an admission as to the validity of the claims.
3.Attorney Representation. This Agreement is entered into voluntarily by the Parties who stipulate and agree that they are under no duress or undue influence. The Parties represent that in the execution of this Agreement, they had the opportunity to consult legal counsel of their own selection and that the said attorneys have reviewed this Agreement, made any desired changes, and advised their respective clients with respect to the advisability of making the settlement and releases provided herein and of executing this Agreement.
4.Terms. As full and final settlement of the Released Claims (defined herein), the Parties agree as follows:

(a)Novavax shall be liable to Fujifilm for payment of $185,000,000.00 in connection with the cancellation of batches to be manufactured at FDBT under the CSA and all FDBT facility idle fees that Fujifilm claims to be due and owing, subject to the following terms and payment schedule (“CSA Settlement Payment”):
•On September 30, 2022, Fujifilm shall apply and credit the Initial Reservation Fee in the amount of $47,812,500.00 paid by Novavax and referenced in Section 5 of the CSA against the CSA Settlement Payment.
•Fujifilm will raise one invoice consistent with the terms of this Agreement for the balance of the CSA Settlement Payment after the application of the Initial Reservation Fee. The balance shall be paid in four equal installments of $34,296,875.00, provided that the final two installments shall be subject to the mitigation clause set forth below.
•The first two installment payments, due by no later than March 31, 2023 and June 30, 2023, shall be paid by Novavax in full and are not subject to reduction based on any mitigation efforts by Fujifilm.
•The final two installment payments shall be subject to the mitigation clause set forth in Section 4(b) of this Agreement. All replacement revenue achieved by Fujifilm in connection with manufacturing that occurs between July 1, 2023 and December 31, 2023 (the “Mitigation Period”) and encompassed by the mitigation clause set forth below shall be credited against the final two installment payments due as part of the CSA Settlement Payment. To the extent any balance remains after application of the mitigation savings, Novavax shall pay such amounts by no later than September 30, 2023 and December 31, 2023, provided that Fujifilm has timely delivered the reports set forth below to calculate any mitigation savings.
•All payments made pursuant to this Agreement shall be made according to the following wire payment information:
[***]

(b)Fujifilm shall use commercially reasonable efforts to mitigate the losses associated with vacant manufacturing capacity caused by the termination of manufacturing activities at FDBT under the CSA. Such mitigation shall encompass any cost savings achieved through replacement revenue recognized from fees received from third-parties for Fujifilm manufacturing services during the Mitigation Period as a result of Fujifilm selling vacant capacity in [***] at FDBT [***]. As of the Effective Date, Fujifilm has not identified any programs for manufacture in [***]. However, prior to the Effective Date, Fujifilm identified two programs [***] that have been sited for manufacture in idle capacity in [***]. In addition, to the extent Fujifilm identifies third-party manufacturing services for delivery in FDBT during the Mitigation Period, such manufacturing services shall be sited appropriately by Fujifilm within the FDBT facilities with [***] being prioritized over [***]. For the avoidance of doubt, [***] in Texas are designed to support technology and programs that are different from that of the [***] and, as such, [***] cannot be prioritized over these facilities with respect to such programs.

(c)To facilitate the computation of any mitigation savings due under Section 4, Fujifilm shall provide Novavax with [***] reports to be delivered by the [***] commencing on [***]. Each report shall include sufficient information to allow the Parties to determine and assess any mitigation savings to be credited to Novavax under this Section, including, but not limited to, the following information:
(i)An anonymized pipeline summary of proposals issued by Fujifilm to prospective third-party clients where the program may be manufactured in [***]. Such summary will be [***];
(ii)A summary of all current and new manufacturing activity planned to occur in [***] during the Mitigation Period. Such summary should include, at a minimum, [***]; and
(iii)A detailed report of the actual mitigation in applicable fees in light of the signed and delivered manufacturing services that have been performed by Fujifilm in [***] during the Mitigation Period. The Parties acknowledge and agree that application of this mitigation provision shall not apply to fees that Fujifilm has received but are subject to refund to the third-party.
To the extent Novavax has questions or concerns regarding Fujifilm’s prioritization of [***], the Parties will work together in good faith to address these questions or concerns, including, but not limited to, discussing whether Fujifilm will provide additional information.
The identity of any third-party who has contracted with Fujifilm and all confidential information that is not relevant to computing the mitigation savings will not be provided by Fujifilm to Novavax and, if applicable, may be redacted.
It is recognized and understood by both parties that Fujifilm is a Contract Development and Manufacturing Organization and has established business processes that will be followed for the identification, contracting and delivery of third-party business. Fujifilm shall use commercially reasonable efforts to identify applicable projects to utilize [***] during the Mitigation Period.
(d)With respect to the MSA, the Parties agree that no further manufacturing work shall be performed and the Parties shall work together in good faith to resolve all open invoices, reconcile open but not yet raised invoices for work completed, reconcile raw material and consumables, identify any credits due to Novavax or invoices to be raised to Novavax accounting for any pre-payments or in connection with any change orders, and determine disposition of the equipment held by Fujifilm, by [***]. To the extent the Parties are unable to achieve resolution of all or part of this section by [***], the Parties agree to resolve any disputes according to Section 16.3 of the MSA. Novavax shall notify Fujifilm within [***] of the Effective Date whether any services being performed by Fujifilm at its facility in North Carolina or Texas should be terminated. Absent such notification, Fujifilm will consider the MSA terminated with respect to all activities in FDBU and FDBT and determine the impact of such termination in accordance with the provisions of the MSA.
(e)With respect to the CSA, the parties shall work together in good faith to resolve all raw material and consumables reconciliation and disposition by [***]. It being

Fujifilm’s position that it ordered materials in good faith to deliver on the commitments of the CSA and as such, save for any mitigation proposed by Fujifilm, such materials shall be for the account of Novavax.
(f)The terms and conditions of the MSA and CSA shall remain in full force and effect with respect to the ongoing activities at FDBK. Except as expressly set forth herein, nothing in this Agreement modifies the MSA or CSA. To the extent any terms of this Agreement conflict with the MSA or CSA, the terms of this Agreement shall control with respect to the matters addressed herein.
5.Releases. In consideration of Paragraph 4 herein, including, without limitation, Novavax’s agreement to pay the CSA Settlement Payment, the Parties hereby remise, release, acquit, satisfy, and forever discharge each Party and their past, present and future officers, directors, heirs, agents, servants, employees, legal representatives, assigns, successors, affiliates, shareholders, beneficiaries, predecessors, insurers, administrators, and successors in interest; their parent, holding, subsidiary, affiliated, and related entities; any business entity or division owning or controlling the Parties in whole or in part; any business entity or division owned or controlled in whole or in part by the Parties (all of the foregoing persons and entities are hereinafter collectively referred to as the “Released Parties”), of and from all claims, liabilities, obligations, promises, agreements, damages, actions, demands, costs, losses, fees and expenses as of the Effective Date relating to (a) the cancellation of batches to be manufactured at FDBT under the MSA or CSA; (b) FDBT facility idle time in 2022; (c) the Parties failure to complete Product PPQ by December 2021; and (d) any obligation by Fujifilm to reserve capacity or manufacture batches at FDBT for the benefit of Novavax under the MSA or CSA (collectively, the “Released Claims”). For the avoidance of doubt, nothing in this Agreement terminates the MSA or CSA with respect to FDBK, nor releases either Party’s claims or obligations with respect to the items identified in Paragraphs 4(d) and 4(e).
6.Representations and Warranties, Each Party hereby represents and warrants to the other Party that:
(g)It has the full right, power, and authority to enter into this Release, to grant the release contained herein and to perform its obligations hereunder;
(h)The execution of this Release by the individual whose signature is set out at the end of this Release on behalf of such Party, and the delivery of this Release by such Party, have been duly authorized by all necessary corporate action on the part of such Party;
(i)This Release has been executed and delivered by each Party and constitutes the legal, valid, and binding obligation of each Party, enforceable against each Party in accordance with its terms; and
(j)Neither Party has assigned nor transferred any of the Released Claims herein to any person or entity and no person or entity has subrogated to or has any interest or rights in any Released Claims.
7.Confidentiality. Each Party acknowledges the confidential nature of the terms and conditions of this Agreement, as well as the Confidentiality terms that remain in full force and effect in the MSA and the CSA (collectively, the “Confidential Information”) and, except as set forth below or in Section 8(a) of this Agreement, each Party agrees that it shall not (a) disclose any Confidential Information to any person or entity, except to such Party’s and its affiliates’ employees, advisors, and other representatives who need to know the Confidential

Information to assist such Party, or act on its behalf, to exercise its rights or perform its obligations under this Agreement or the CSA, or (b) use the Confidential Information, or permit it to be accessed or used, for any purpose other than to exercise its rights or perform its obligations under this Agreement or the CSA. Each Party shall be responsible for any breach of this Section 7 caused by any of its and its affiliates’ employees, advisors, or other representatives. Notwithstanding the foregoing, if any Confidential Information is permissibly disclosed under Section 8(a), such information will no longer be deemed “Confidential Information” for the purposes of this Section 7.
In the event that either Party receives a request to produce Confidential Information of the other Party pursuant to an order of a court of competent jurisdiction or a facially valid administrative, Congressional, state or local legislative or other subpoena or believes that such Party is otherwise required by law to disclose Confidential Information, then such Party shall [***] notify the other Party prior to making such disclosure, unless prior notification is precluded by law or regulation or where enforcement action by applicable authority precludes prior notification, in which case the Party will notify the other Party [***], and shall provide the other Party the opportunity to challenge or otherwise lawfully seek limits upon such disclosure of Confidential Information.
8.Publicity and Announcements.
(k)Neither Party shall (orally or in writing) publicly disclose or issue any press release, make any other public statement, or otherwise communicate with the media, concerning the termination of the MSA or CSA, the existence of this Agreement or the subject matter hereof, without the prior written approval of the other Party, except to the extent that such Party is required to make any public disclosure or filing regarding the subject matter of this Agreement by applicable laws or regulations, or in connection with enforcing its rights under this Agreement.
(l)Neither Party shall make, publish, or communicate to any person or entity or in any public forum any comments or statements (written or oral) that denigrate or disparage, or are detrimental to, the reputation or stature of the other Party or its businesses, or any of its employees, officers, directors, and existing and prospective customers, suppliers, investors, and other associated third parties.
9.Entire Agreement. This Agreement is the sole and entire agreement of the Parties regarding the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, regarding such subject matter.
10.Amendments. This Agreement may not be amended, modified or altered at any time without the approval of the Parties; however, any such amendment must be in writing and signed by all Parties for such amendment to be of any force and effect.
11.Survival. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, and the execution and delivery of any other document or instrument referred to herein.
12.Governing Law and Dispute Resolution. The laws of [***] (without giving effect to its conflict of law principles) govern all matters arising out of or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement. The dispute resolution provisions in Section 16 of the CSA shall apply to any and all disputes arising under this Agreement.

13.Costs. The Parties have agreed to bear their own attorneys’ fees and costs with respect to the preparation of any and all documents necessary to enter into this Agreement.
14.Counterparts. This Agreement may be signed and executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or email shall be effective as delivery of an originally executed counterpart of this Agreement.
15.No Adverse Construction. The Parties acknowledge that this Agreement has been prepared by each of them through counsel. In the event any part of this Agreement is found to be ambiguous, such ambiguity shall not be construed against any Party.

[INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, The Parties have executed this Agreement as of the date set forth below.
On behalf of Novavax, Inc.
    By:    /s/ John A. Herrmann III
    Printed Name:    John A. Herrmann III
    Title:    EVP, CLO
    Date:    9/30/2022

On behalf of FUJIFILM Diosynth Biotechnologies Texas, LLC
    By:    [***]
    Printed Name:    [***]
    Title:    [***]
    Date:    30 Sep 2022

On behalf of FUJIFILM Diosynth Biotechnologies U.S.A., Inc.
    By:    [***]
    Printed Name:    [***]
    Title:    [***]

    Date:    30 Sep 2022

On behalf of FUJIFILM Diosynth Biotechnologies UK Limited
    By:    [***]
    Printed Name:    [***]
    Title:    [***]
    Date:    30 Sep 2022